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                                                       Exhibit 23(a)

CONSENT OF INDEPENDENT AUDITORS
-------------------------------


We consent to the incorporation by reference in the Registration Statement (Form S-3) of Eaton Corporation dated June 2, 2003, filed pursuant to Rule 462(b), of our report dated January 20, 2003, with respect to the consolidated financial statements of Eaton Corporation included in its Annual Report (Form 10-K) for the year ended December 31, 2002, filed with the Securities and Exchange Commission.



                                                    /s/   ERNST & YOUNG LLP


Cleveland, Ohio
June 2, 2003